CSFB 2003-19

GROUP 1

Pay rules

1.

First, to the Class I-A-4 Certificates and the Class I-A-23 Certificates pro rata based on Class Principal Balances, the Priority Amount for that distribution date, until their Class Principal Balances are reduced to zero.

2.

Second, to the Class I-A-1, Class I-A-3, Class I-A-14, Class I-A-15, Class I-A-19 and Class I-A-22 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate PAC balance as shown in Annex II for such distribution date, as follows:

i.

first, concurrently until the Class I-A-22 Certificates are retired, as follows:

i.

63.5333100802%, as follows:

1.

to the Class I-A-22 Certificates in an amount up to the amount necessary to reduce its Class Principal Balance to its PAC balance as shown in Annex II for such distribution date.

2.

to the Class I-A-15 Certificates until its Class Principal Balance is reduced to zero.

3.

to the Class I-A-22 Certificates without regard to its PAC balance until its Class Principal Balance is reduced to zero.

ii.

36.4666899197%, concurrently as follows:

1.

66.4676570864%, as follows:

a.

to the Class I-A-3 Certificates until its Class Principal Balance is reduced to zero.

b.

to the Class I-A-1 Certificates.

2.

33.5323429135% to the Class I-A-1 Certificates.

ii.

second, concurrently as follows:

i.

63.5364381472% to the Class I-A-19 Certificates until its Class Principal Balance is reduced to zero.

ii.

36.4635618527% as follows:

1.

to the Class I-A-1 Certificates until its Class Principal Balance is reduced to zero.

2.

To the Class I-A-14 Certificates until its Class Principal Balance is reduced to zero.

3.

Third, to the Class I-A-5, Class I-A-8, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-20 and Class I-A-21 Certificates pro rata until their Class Principal Balances are reduced to zero.

4.

Fourth, to the Class I-A-6 and Class I-A-9 Certificates pro rata until their Class Principal Balances are reduced to zero.

5.

Fifth, to the Class I-A-7 and Class I-A-10 Certificates pro rata until their Class Principal Balances are reduced to zero.

6.

Sixth, to the Class I-A-1, Class I-A-3, Class I-A-14, Class I-A-15, Class I-A-19 and Class I-A-22 Certificates without regard to their aggregate PAC balance, as follows:

i.

first, concurrently until the Class I-A-22 Certificates are retired, as follows:

i.

63.5333100802%, as follows:

1.

to the Class I-A-22 Certificates in an amount up to the amount necessary to reduce its Class Principal Balance to its PAC balance as shown in Annex II for such distribution date.

2.

to the Class I-A-15 Certificates until its Class Principal Balance is reduced to zero.

1.

to the Class I-A-22 Certificates without regard to its PAC balance until its Class Principal Balance is reduced to zero.

ii.

36.4666899197%, concurrently as follows:

1.

66.4676570864%, as follows:

a.

to the Class I-A-3 Certificates until its Class Principal Balance is reduced to zero.

b.

to the Class I-A-1 Certificates until its Class Principal Balance is reduced to zero.

1.

33.5323429135% to the Class I-A-1 Certificates until its Class Principal Balance is reduced to zero.

ii.

second, concurrently as follows:

i.

63.5364381472% to the Class I-A-19 Certificates until its Class Principal Balance is reduced to zero.

ii.

36.4635618527% as follows:

1.

to the Class I-A-1 Certificates until its Class Principal Balance is reduced to zero.

2.

To the Class I-A-14 Certificates until its Class Principal Balance is reduced to zero.

7.

Pay Class I-A-4 and Class I-A-23 Certificates pro rata until their Class Principal Balances are reduced to zero.

Notes

•

Collateral – 30 Yr Jumbo A

•

Targeted Passthru Rate – 5.25

•

WAC IO – IX.

•

WAC PO – IP.

•

Pricing Speed – 300 PSA

•

NAS Bonds – I-A-4 and I-A-23, standard NAS bonds, 5yrs hard lockout.

•

IO Bonds –

O

I-A-2: (225/525 * (I-A-15+I-A-22+I-A-3)) + (140/525 * 1-A-1)

•

PO Bonds – None.

•

PAC Bonds – I-A-1, I-A-3, I-A-14, I-A-15, I-A-19, I-A-22 [125 – 350].

•

TAC Bonds – None.

•

Z Bonds – None

•

Floater Bonds – All 24 day delay and 30/360 accrual

O

I-A11: 1ML + 1.20%, Cap: 7.50%; coupon fixed at 3.20% for 24 mos.

O

I-A-16:  1ML + 1%, Floor 1%, Cap: 7.5%

O

I-A-17: 1ML + 1.50%, Cap: 7.00%.

•

Inverse Floater Bonds – All 24 day delay, and 30/360 accrual.

O

I-A-12: 15.180723% - 2.53012 x 1ML.  Coupon fixed at 10.12048 for first 24 mos.

O

I-A-13: 189% - 30 x 1ML, capped at 9.00%.  Coupon fixed at 9.00% for first 24 mos.

O

I-A-18: 16.50% - 3 x 1ML.

O

I-A-20: 16.085106 – 2.680851 x 1ML , Floor: 0% , Cap: 16.085106%

O

I-A-21: 117 – 18 x 1ML, Floor: 0% , Cap: 9% (first strike: 6%)

•

1000 Denom Bonds (1000 x 1) –  I-A-1, I-A-4, I-A-5, I-A-6, I-A-7, I-A-11, I-A-12, I-A-13, I-A-14 I-A-15,  I-A-16, I-A-17, I-A-18, I-A-19, I-A-20, I-A-21, I-A-23 - Blue skied in all states.

•

Death Put, Living Put, Lottery (1000 x 1000) – I-A-8, I-A-9, I-A-10

•

AAA Mezzanine Bonds – I-A-23 (covers I-A-1)

•

Residual Class – Will NOT reside in this group.